UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 20, 2020

REINSURANCE GROUP OF AMERICA, INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16600 Swingley Ridge Road, Chesterfield, Missouri 63017

(Address of Principal Executive Offices, and Zip Code)

Registrant’s telephone number, including area code: (636) 736-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	RGA	New York Stock Exchange
6.20% Fixed-To-Floating Rate Subordinated Debentures due 2042	RZA	New York Stock Exchange
5.75% Fixed-To-Floating Rate Subordinated Debentures due 2056	RZB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter):

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, at the annual meeting of shareholders (“Annual Meeting”) of Reinsurance Group of America, Incorporated (the “Company”) held on May 20, 2020, upon recommendation of the Board of Directors of the Company (the “Board”), the Company’s shareholders approved a proposal to amend and restate the Company’s Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”). The amendments reflected in the Amended and Restated Articles of Incorporation provide that special meetings of the shareholders may be called from time to time as permitted by the Company’s Amended & Restated Bylaws (the “Bylaws”) and remove certain outdated and unnecessary provisions from the Articles of Incorporation.

The Articles of Incorporation previously provided that a special meeting of the shareholders may be called only by the Board pursuant to a resolution adopted by the affirmative vote of a majority of the entire Board or by the Chairman of the Board or the President. The Bylaws similarly provide that special meetings of the shareholders, unless otherwise prescribed by statute or by the Articles of Incorporation, may only be called by the Chairman of the Board or by the President or by a majority of the entire number of the Board. The Amended and Restated Articles of Incorporation include amendments to Article Nine to provide that special meetings of the shareholders may be called from time to time as permitted by the Bylaws.

In addition, the amendments reflected in the Amended and Restated Articles of Incorporation eliminate references to (i) the Company’s prior capital structure and the conversion to the current capital structure in Article Three, (ii) the Company’s original incorporator in Article Five, (iii) the phase-in provisions relating to the declassification of the Board of Directors in Article Six and (iv) the five percent ownership provisions in Article Fourteen, which have previously expired.

The Amended and Restated Articles of Incorporation reflecting these amendments were filed with the Secretary of State of the State of Missouri and become effective on May 21, 2020.

On May 21, 2020, the Company also filed with the Secretary of State of the State of Missouri a Termination of Second Amended and Restated Certificate of Designation, Preferences and Rights of Series A-1 Junior Participating Preferred Stock (the “Certificate of Designation Termination”). Effective upon filing, the Certificate of Designation Termination eliminated from the Articles of Incorporation all matters set forth in the Second Amended and Restated Certificate of Designation, Preferences and Rights of Series A-1 Junior Participating Preferred Stock filed with the Secretary of State of the State of Missouri on November 25, 2008, which related to the Company’s Second Amended and Restated Section 382 Rights Agreement dated as of November 25, 2008 (the “Rights Plan”). The Rights Plan previously expired along with the five percent ownership provisions in Article Fourteen of the Articles of Incorporation (as described above).

The foregoing description of the amendments to the Articles of Incorporation does not purport to be complete and is qualified in its entirety by reference to the complete text of (i) the Amended and Restated Articles of Incorporation, a copy of which is filed as Exhibit 3.1(i) to this report and is incorporated herein by reference, (ii) the Certificate of Designation Termination, a copy of which is filed as Exhibit 3.1(ii) to this report and is incorporated herein by reference, and (iii) the section entitled “Item 3 – Amended & Restated Articles of Incorporation” contained in the Company’s Proxy Statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 8, 2020.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting was held on May 20, 2020. The number of shares of common stock of the Company represented at the Annual Meeting, in person or proxy, was 56,803,090 shares, or approximately 92.15% of the outstanding voting shares of the Company. At the Annual Meeting, the Company’s shareholders were asked to vote on the election of seven directors and the three other proposals described below, and the votes were cast as follows:

1.     Election of the following directors for terms expiring in 2021 or until their respective successors are elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Pina Albo	53,935,136	617,535	57,875	2,192,544
Christine R. Detrick	53,328,701	1,224,983	56,862	2,192,544
J. Cliff Eason	52,230,356	2,320,739	59,451	2,192,544
John J. Gauthier	53,286,533	1,265,561	58,452	2,192,544
Anna Manning	53,895,298	658,577	56,671	2,192,544
Hazel M. McNeilage	52,827,313	1,725,515	57,718	2,192,544
Steven C. Van Wyk	53,286,120	1,265,486	58,940	2,192,544

2.    Advisory vote to approve the compensation of the Company’s named executive officers:

For	Against	Withheld	Broker Non-Votes
53,347,855	1,182,549	80,142	2,192,544

3.     Proposal to approve the Company’s Amended & Restated Articles of Incorporation:

For	Against	Withheld	Broker Non-Votes
54,488,119	53,618	68,809	2,192,544

4.    Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2020:

For	Against	Withheld	Broker Non-Votes
54,490,828	2,252,041	60,221	0

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits. The following documents are filed as exhibits to this report:

3.1(i)	Amended & Restated of Articles of Incorporation, effective as of May 21, 2020

3.1(ii)	Certificate of Designation Termination, effective as of May 21, 2020

EX-104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: May 22, 2020	By:	/s/ Todd C. Larson
Todd C. Larson
Senior Executive Vice President and Chief Financial Officer